Exhibit 99.1

Contacts:	Alex Abraham (media)	Anne-Marie Megela (investors)
	Alex.Abraham@kraftheinz.com	Anne-Marie.Megela@kraftheinz.com

KRAFT HEINZ TO HIGHLIGHT PATH TO DELIVER CONSISTENT PROFITABLE GROWTH AT 2024 CAGNY CONFERENCE

PITTSBURGH & CHICAGO – Feb. 21, 2024 – The Kraft Heinz Company (Nasdaq: KHC) (“Kraft Heinz” or the “Company”) will present today at the 2024 Consumer Analyst Group of New York (CAGNY) Conference. CEO Carlos Abrams-Rivera and Global Chief Financial Officer Andre Maciel will discuss how the Company plans to deliver on its goal to generate consistent top-tier stockholder returns by being the leader in elevating and creating food that makes you feel good.

The Company plans to deliver its long-term growth through its three Growth Pillars: North America Retail, Global Away From Home, and Emerging Markets. The Company expects to fuel its top-line growth through its “Enablers of Growth,” which include investments in marketing, research and development, and technology, increased contribution from innovation, expanded collaboration with customers through sales excellence, and deployment of its Brand Growth System. The Brand Growth System is a global methodology, new to Kraft Heinz, designed to enable the Company to measure, monitor and build a superior brand proposition.

To fund these investments, the Company aims to continue driving end-to-end efficiencies, through supply chain, revenue management, working capital, and by expanding centralized services. Powering these are the Company’s unique competitive advantages: tech-enabled Agile@Scale methodologies, strategic partnerships, and an ownership-centric culture.

Also, the Company has further refined its strategy by taking a longer-term approach, looking out to a 10-year horizon across the consumer demand landscape to predict trends and associated opportunities. To capture identified opportunities, the Company refined the role of portfolio categories based on a combination of market attractiveness and its right to win.

As a result, the Company has realigned its portfolio around three new platform roles – Accelerate, Protect, and Balance. It expects the Accelerate platforms, which include Taste Elevation, Easy Ready Meals, and Substantial Snacking, to drive outsized growth and plans to prioritize investments in these platforms. The Company will further describe these changes in today’s presentation.

Long-Term Financial Profile

The Company will also detail its long-term growth algorithm. The targets remain unchanged, with the exception of replacing the previous Adjusted EBITDA(1) target with a target for Adjusted Operating Income(1). This is a result of the Company’s work to rewire the organization to drive a stronger connection to total shareholder return and create an enhanced level of ownership throughout the Company. The long-term algorithm consists of:
•Organic Net Sales(1) growth of 2% to 3%
•Adjusted Operating Income(1) growth of 4% to 6%
•Adjusted EPS(1) growth of 6% to 8%
•Free Cash Flow Conversion(1) at approximately 100%.

2024 Outlook

As announced in its fourth quarter and full year 2023 earnings, the Company reiterates its expectation to deliver:
•Organic Net Sales(1) growth of 0% to 2% versus the prior year. The Company expects a positive contribution from price throughout the year, with volumes inflecting positive in the second half of the year.
•Adjusted Operating Income(1) growth of 2% to 4% versus the prior year. Adjusted Gross Profit Margin(1) is expected to expand modestly, in the range of 25 to 75 basis points versus the prior year.
•Adjusted EPS(1) growth of 1% to 3% versus the prior year, or in the range of $3.01 to $3.07. The Company expects an effective tax rate on Adjusted EPS to be in the range of 20% to 22%. Additionally, the Company expects an unfavorable impact of approximately $45 million within interest expense and other expense/(income) versus the prior year, primarily driven by foreign currency headwinds and debt refinancing that will come at a higher rate. The outlook does not include the possibility of additional share buyback in 2024.

End Notes

(1) Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EPS, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures. Please see discussion of non-GAAP financial measures and the reconciliations at the end of this press release for more information. Guidance for Organic Net Sales, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted EPS is provided on a non-GAAP basis only because certain information necessary to calculate the most comparable GAAP measure is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items impacting comparability, including, but not limited to, the impact of currency, acquisitions and divestitures, divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, equity award compensation expense, nonmonetary currency devaluation, and debt prepayment and extinguishment (benefit)/costs, among other items. Therefore, as a result of the uncertainty and variability of the nature and amount of future adjustments, which could be significant, the Company is unable to provide a reconciliation of these measures without unreasonable effort.

Webcast Information

A prepared presentation at the CAGNY conference will begin at 11 a.m. Eastern Standard Time today and will be available at ir.kraftheinzcompany.com. A replay will also be accessible after the event at ir.kraftheinzcompany.com.

ABOUT THE KRAFT HEINZ COMPANY

We are driving transformation at The Kraft Heinz Company (Nasdaq: KHC), inspired by our Purpose, Let’s Make Life Delicious. Consumers are at the center of everything we do. With 2023 net sales of approximately $27 billion, we are committed to growing our iconic and emerging food and beverage brands on a global scale. We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms. As global citizens, we’re dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. Learn more about our journey by visiting www.kraftheinzcompany.com or following us on LinkedIn.
Forward-Looking Statements

This press release contains a number of forward-looking statements. Words such as “aim,” “capture,” “deploy,” “expect,” “increase,” “invest,” “plan,” “predict,” and “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company's plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, dividends, expectations, investments, innovations, opportunities, capabilities, execution, initiatives, and pipeline. These forward-looking statements reflect management's current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company's control.
Important factors that may affect the Company's business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; the Company’s ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in the Company's relationships with significant customers or suppliers, or in other business relationships; the Company’s ability to maintain, extend, and expand its reputation and brand image; the Company’s ability to leverage its brand value to compete against private label products; the Company’s ability to drive revenue growth in its key product categories or platforms, increase its market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; climate change and legal or regulatory responses; the Company’s ability to identify, complete, or realize the benefits from strategic acquisitions, divestitures, alliances, joint ventures, or investments; the Company's ability to successfully execute its strategic initiatives; the impacts of the Company's international operations; the Company's ability to protect intellectual property rights; the Company’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve its competitiveness; the influence of the Company’s largest stockholder; the Company's level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in the Company's credit rating; the impact of sales of the Company's common stock in the public market; the impact of our share repurchases or any change in our share repurchase activity; the Company’s ability to continue to pay a regular dividend and the amounts of any such dividends; disruptions in the global economy caused by geopolitical conflicts;

unanticipated business disruptions and natural events in the locations in which the Company or the Company's customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and various other nations where the Company does business (including inflationary pressures, instability in financial institutions, general economic slowdown, recession, or a potential U.S. federal government shutdown); changes in the Company's management team or other key personnel and the Company's ability to hire or retain key personnel or a highly skilled and diverse global workforce; our dependence on information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations and the final determination of tax audits, including transfer pricing matters, and any related litigation; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect the Company's forward-looking statements, see the Company's risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission (“SEC”). The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.
Non-GAAP Financial Measures

The non-GAAP financial measures provided in this press release should be viewed in addition to, and not as an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) that are presented in the Company’s filings with the SEC.
The Company has presented Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EPS, Free Cash Flow, and Free Cash Flow Conversion, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, net income/(loss), gross profit, diluted earnings per share (“EPS”), net cash provided by/(used for) operating activities, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing the Company’s performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations. The Company believes:
•Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, Adjusted EBITDA, and Adjusted EPS provide important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis; and
•Free Cash Flow and Free Cash Flow Conversion provide a measure of the Company’s core operating performance, the cash-generating capabilities of the Company’s business operations, and are factors used in determining the Company’s borrowing capacity and the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes.

Management believes that presenting the Company’s non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting the Company’s business than could be obtained absent these disclosures.
Definitions
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year's results using the current year's exchange rate.

Adjusted Operating Income is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), and provision for/(benefit from) income taxes; in addition to these adjustments, the Company excludes, when they occur, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, and certain non-ordinary course legal and regulatory matters.

Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, the Company excludes, when they occur, the impacts of divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities).

Adjusted Gross Profit and Adjusted EPS are defined as gross profit and diluted earnings per share excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment (benefit)/costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), and including when they occur, adjustments to reflect preferred stock dividend payments on an accrual basis. Adjusted Gross Profit Margin is defined as Adjusted Gross Profit divided by net sales.

Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure. Free Cash Flow Conversion is defined as Free Cash Flow divided by Adjusted Net Income/(Loss).